UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2017

Clearside Biomedical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37783	45-2437375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Old Alpharetta Road, Suite 300

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

(678) 270-3631

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 27, 2017, Clearside Biomedical, Inc. (the “Registrant”) issued a press release announcing the redirection of its resources from its wet age-related macular degeneration (“wet AMD”) research to its diabetic macular edema (“DME”) clinical development program, as described below.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

In the press release described above, the Registrant announced that it has initiated a strategic realignment of its research resources from its pre-clinical development program for axitinib for the treatment of wet AMD toward its ongoing clinical development program for Zuprata, its proprietary suspension formulation of the corticosteroid triamcinolone acetonide, together with an anti-VEGF agent, for the treatment of DME. While the Registrant plans to continue to investigate axitinib and other compounds for the treatment of wet AMD, it no longer expects to submit an Investigational New Drug application to the U.S. Food and Drug Administration.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated February 27, 2017, “Clearside Biomedical, Inc. Redirects Pre-Clinical AMD Research Resources Toward Ongoing DME Clinical Development Program”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARSIDE BIOMEDICAL, INC.

	By:	/s/ Charles A. Deignan
Date: February 27, 2017		Charles A. Deignan Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release, dated February 27, 2017, “Clearside Biomedical, Inc. Redirects Pre-Clinical AMD Research Resources Toward Ongoing DME Clinical Development Program”

4